UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 20, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Starting from April 20, 2006, Sun New Media Inc. plans to give a presentation of the statement of operations of Hubei Zhengyuan Trade Development Limited (“Hubei Zhengyuan”) to investors. A copy of the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The statement of operations of Hubei Zhengyuan presented is for the period from its inception in November 1, 2004 to September 2005 and relates to the historical performance of only “beverage vertical” distribution business which China Focus Channel Development Company Limited (“Focus”) is currently operating. The statement of operations was provided by Hubei Zhengyuan’s management prior to its acquisition. The business of Hubei Zhengyuan has been injected into Focus and the results of the operations will be combined with the Registrant’s performance post-acquisition.
Item 9.01 Financial Statements and Exhibits
     (d)     Exhibits

Exhibit No.	Description

99.1	Hubei Zhengyuan Trading Development Limited, Statement of Operations from November 1, 2004 to September 30, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 20, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Hubei Zhengyuan Trading Development Limited, Statement of Operations from November 1, 2004 to September 30, 2005